                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2002
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                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                              0-25247              95-4675095
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    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)

             7625 Hamilton Park Drive, Chattanooga, Tennessee 37421
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                     Address of principal executive offices

       Registrant'stelephone number, including area code: (413) 296-8213
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         (Former name or former address, if changed since last report.)

            This Form 8-K/A amends the Current Report on Form 8-K dated February
1, 2002 (filed  February  19, 2002) to include Item 8 - Change in Fiscal Year of
Sporting Magic, Inc. (the "Company").

Item 8.     Change in Fiscal Year.

            As stated in the Company's Current Report on Form 8-K filed with the
Securities  and Exchange  Commission on February 19, 2002, and as amended by the
Current  Report  on Form  8-K/A  filed by the  Company  on April  8,  2002,  the
Company's  acquisition  of Next,  Inc.,  a  Delaware  corporation  ("Next"),  on
February 1, 2002 was accounted for as a recapitalization  of Next, and following such  acquisition,  the operations of Next became the operations of the Company.
Consequently,  as of  February  1, 2002,  the  Company has elected to change its fiscal year-end from August 31 to that of Next's, November 30.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPORTING MAGIC, INC.
Dated: July 16, 2002

                                               By: /s/ Dan Cooke
                                                   ---------------------------
                                                   Dan Cooke
                                                   Chairman

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